Exhibit 99.1

Medical Transcription Billing, Corp. January 2015 mHealth Ɣ EHR Ɣ PM Ɣ RCM | A Fully Integrated Practice Solution

mHealth • EHR • PM • RCM | A Fully Integrated Practice Solution 1 Forward Looking Statements This presentation includes forward - looking statements within the meaning of the federal securities laws. These statements, among other things, relate to our business strategy , goals and expectations concerning our product candidates, future operations , prospects, plans and objectives of management. The words "anticipate", " believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", " will" and similar terms and phrases are used to identify forward - looking statements in this presentation. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward - looking statements ultimately prove to be correct. We have described these risks in our Registration Statement on Form S - 1, as amended, filed with the Securities and Exchange Commission. Before you purchase any of our securities, you should read the Registration Statement to obtain more complete information about our operations, business and the risks and uncertainties that we face in implementing our business plan. We assume no obligation to update any forward - looking statements except as required by applicable law.

mHealth • EHR • PM • RCM | A Fully Integrated Practice Solution 2 Healthcare information technology company Scalable, cost - efficient business model ▪ Cloud - based software ▪ Educated, low - cost offshore labor force with over 2,000 employees Predictable recurring revenue with “sticky” customer base Highly experienced management team ▪ Completed and integrated six acquisitions over the 3 years before the IPO ▪ Public company and industry experience Solid financial performance Large, highly fragmented market ▪ Consolidator in the highly fragmented healthcare IT market ▪ Over 1,500 RCM companies, none with a 5% market share ▪ Regulatory changes are driving consolidation ▪ Over 700 EHRs certified for MU Stage 1, yet the majority have not obtained MU Stage 2 certification, as of November 1, 2014 ▪ 95% of revenue visibility at the beginning of each quarter ▪ 90% renewal rate for clients that utilize our EHR solution ▪ Six consecutive years of EBITDA - positive operations pre - IPO ▪ Ability to realize significant operating leverage post - acquisitions MTBC Highlights ▪ Proprietary, fully integrated, SaaS and service solution ▪ Mobile Health (“mHealth”) ▪ Electronic Health Record (“EHR”) ▪ Practice Management (“PM”) ▪ Revenue Cycle Management (“RCM”)

# MTBC Integrated Ambulatory Solutions

A Unique Healthcare® IT Company

***To strive be a leading provider of integrated SaaS and business service solutions to healthcare providers practicing in the ambulatory setting by utilizing leading-edge technology and cost-effective labor***

- Development/hosting of practice website
- Patient appointment reminders*
- Administrative dashboard
- Patient portal*
- Real time business intelligence

- Secure patient communication portal*
- Online appointment scheduling*
- Customizable SMS alerts*
- Automated preventive care scheduling
- Transcription services*


Practice Management Solution
Revenue Cycle Management
Electronic Health Records

- Deductible verification*
- Eligibility checking*
- Claims scrubbing*
- Denial management
- A/R Tracking
- ICD-10 compliant*
- Live patient support

- Meaningful Use Stage 2 certified*
- Integrated lab orders and results*
- Electronic prescribing*
- Secure messaging*
- Clinical charting*
- Drug and allergy alerts*
- 24x7 technical support*

**mHealth applications extend the core functionality of the EHR, PM and RCM platform to mobile devices**

* Identifies functionality that is also available through our mHealth applications

mHealth • EHR • PM • RCM | A Fully Integrated Practice Solution 3

mHealth • EHR • PM • RCM | A Fully Integrated Practice Solution 4 MTBC Financial Snapshot 4 Business Overview ▪ Headquarters: New Jersey ▪ 970 practices representing 2,200 providers ▪ 2,300 employees as of December 31, 2014 2014 Guidance ▪ Revenue: $18.0 - $18.5 million ▪ Adjusted EBITDA: ($1.0) - ($1.5) million ▪ Adjusted Net Income per share: ($0.15) - ($0.20) MTBC 33% Omni Medical 36% Practicare 15% CastleRock 16% 2015 Revenue of ~$30 million 2015 Preliminary Guidance ▪ Revenue: at least $30 million ▪ On track to reach 30% Adjusted EBITDA margins from the existing business during the second half of 2015

mHealth • EHR • PM • RCM | A Fully Integrated Practice Solution 5 Integration Progress 5 Global FTEs: ~1,800 July 2014 India US Global FTEs: ~2,300 December 2014 India US Poland Pakistan India December 2014 July 2014 FTEs By Region 280 190 Pakistan Pakistan Poland Poland

# Integration Update – The First 150 Days*

MTBC.com A Unique Healthcare IT Company®

### Right-shoring Strategy

- Business processes being transferred to most suitable team members based on cost, complexity and efficiency
- 1,000 team members added in Pakistan
- Reduced higher cost team in India by approximately 98%
- Pakistan-based team now handling approximately 90% of the acquired divisions' core operations
- Poland office ramp-up

### New Local Team Focus

- Division team members pivoting away from operations toward proactive account management and new business development
- Onshore division teams reduced by 40% with additional cost rationalization during Q1 2015
- Leases renegotiated to reduce facility costs by more than 60% in 2015

### Platform Deployment

- Practice Management platform roll-out laying the foundation for greater efficiencies and improved customer satisfaction
- Successful data migrations from third party platforms
- Approximately 60% of accounts migrated to MTBC's platform and on track to surpass 85% by the end of Q1 2015

* Details relative to MTBC's acquisition of Omni, CastleRock and Practicare as of December 31, 2014, unless otherwise indicated

mHealth • EHR • PM • RCM | A Fully Integrated Practice Solution

6

mHealth • EHR • PM • RCM | A Fully Integrated Practice Solution 7 Experienced Leadership Team Mahmud Haq, CEO/Chairman ▪ Founder, Chairman of the Board and CEO since inception ▪ Former CEO of Compass International Services Corporation (NASDAQ: CMPS), where he completed 14 acquisitions in a span of 18 months during 1998 - 1999 ▪ Held various senior executive positions at American Express for 12 years including Vice President of Global Risk Management Stephen Snyder, President/Director ▪ Appointed President in 2011 after serving as VP /General Counsel and COO ▪ Completed eight acquisitions at MTBC ▪ Writings on healthcare industry, law and policy have been published by American Bar Association and various healthcare industry publications Bill Korn Chief Financial Officer ▪ Served as CFO for six other technology companies ▪ Former CFO of Antenna Software, Inc. from 2002 – 2012, where he completed five acquisitions ▪ Former executive at IBM for 10 years Howard Clark Jr. ▪ Former CFO of American Express ▪ Former CEO and Vice Chairman of Lehman Brothers John Daly ▪ Former EVP and board member of E.F. Hutton & Company ▪ Former head of Private Client Div. and Int’l Equity Capital Markets at Salomon Brothers Cameron Munter ▪ Former U.S. Ambassador to Pakistan and Serbia ▪ Professor of International Relations at Pomona College Anne Busquet ▪ Board member of Pitney Bowes and Provista, Inc. ▪ Former President of American Express Interactive Services and New Businesses Division Alexander Tabibi, M.D. ▪ CEO and Chairman of TABcom, LLC – an ecommerce company ▪ Board member and investor in Omni Medical Billing Services Executive Management Directors

mHealth • EHR • PM • RCM | A Fully Integrated Practice Solution 8 Industry Overview ▪ The US ambulatory EHR / RCM industry represents a $13b+ opportunity ▪ a thenahealth is the largest market participant with a market share of less than 5% ▪ The Institute of Medicine estimates that 30% of health care spending – roughly $750 billion – is wasted annually on unnecessary services, excessive administrative costs, fraud, and other problems ▪ Affordable Care Act and related regulatory / reimbursement changes are creating unprecedented challenges for smaller EHR / RCM vendors ▪ 9 out of 10 physicians state a preference for a single - source vendor for all EHR, PM and RCM solutions EHR Meaningful Use Road Map RCM ICD - 9 to ICD - 10 Fully Integrated Solution EHR Only Solution Niche Market Solution Source: Black Book Rankings, 2013 User Survey

mHealth • EHR • PM • RCM | A Fully Integrated Practice Solution 9 An Emerging Leader in the EHR Space Source: KLAS EMR Report, January 2014 KLAS EHR Rankings: 1 - 10 Provider Practices

mHealth • EHR • PM • RCM | A Fully Integrated Practice Solution 10 Performance Based Retention Higher Claims First - Pass Acceptance Rates Annual Renewal Rates* 2012 - 2013 MTBC’s focus on customer satisfaction leads to high customer retention 98% 94% 40% 60% 80% 100% First-time pass rate MTBC Industry Average Renewal rates exceed 95% for practices ‘meaningfully using’ our EHR 32 36 20 25 30 35 40 Primary Care MTBC Industry Average Reduced Days in Accounts Receivable 85% 90% 0% 20% 40% 60% 80% 100% All Clients EHR Clients * Renewal rate includes acquired practices one year after the date of acquisition and excludes practices that go out of busines s o r are acquired by hospital systems. Source: American Medical Association, 2007 industry report Source: Medical Group Management Association

mHealth • EHR • PM • RCM | A Fully Integrated Practice Solution 11 Competitive Advantage ▪ 2,000+ English - speaking employees based in Pakistan, with 200 dedicated technology professionals ▪ Highly educated workforce ▪ ISO 27001 certified ▪ HIPAA compliant ▪ Redundant backup facility four hours away Pakistan labor costs are approximately 1 / 10 th of U.S. employees and ½ the cost of India - based employees 20% 10% 0% 25% 50% 75% 100% USA India Pakistan Comparative Labor Cost ▪ Pakistan operations allow MTBC to realize significant reductions in expenses of acquired companies, at approximately one tenth the cost of U.S. employees and half the cost of India - based labor

mHealth • EHR • PM • RCM | A Fully Integrated Practice Solution 12 Growth Strategy Standalone EHR Providers Standalone RCM Providers ICD - 10 ▪ Consolidate small providers ▪ Rationalize costs to Pakistan Stage 2 1,500+ 500+ January 2014 Both opportunities allow MTBC to acquire customers in large quantities ▪ Partner with EHRs that lack an integrated solution ▪ Cross - sell MTBC solutions Acquisition Organic Industry Pressures Regulatory Timing MTBC Growth Strategy Number of Challenged Vendors October 2015

mHealth • EHR • PM • RCM | A Fully Integrated Practice Solution 13 Acquisition Strategy Leverage lower cost into EBITDA growth Migrate customers to MTBC platform Acquire ambulatory RCM companies Market Opportunity: • Large market with over 1,500 RCM providers • Highly fragmented with no single provider over 5% market share Potential customer acquisition models: • Seller financing • Acquisition line of credit • Revenue share Active pipeline of acquisition targets

mHealth • EHR • PM • RCM | A Fully Integrated Practice Solution 14 Organic Growth through Channel Partners ▪ MTBC leverages partners’ marketing budgets and converts potential competitors into low - cost channel partners ▪ 70% of the 500k+ ambulatory physicians practice in MTBC’s target market of the 1 - 10 physician practice groups • Leading EHR with more than 7,000 attested providers • Integration between partner’s EHR and MTBC’s RCM and PM • Partner promotes MTBC and provides qualified leads • Regional EHR struggling to attain MU 2 readiness • MTBC led MU 2 development and partner integration • MTBC serves as exclusive referred partner for RCM and PM • Provider of paper - based solution pivoting to cloud platform • Integration between MTBC’s EHR and partner’s platform • Partner promotes MTBC’s RCM and PM solutions Other Integrated Solutions:

mHealth • EHR • PM • RCM | A Fully Integrated Practice Solution 15 Electronic Health Record

mHealth • EHR • PM • RCM | A Fully Integrated Practice Solution 16 Business Intelligence

mHealth • EHR • PM • RCM | A Fully Integrated Practice Solution 17 Practice Management System Aging Widget

mHealth • EHR • PM • RCM | A Fully Integrated Practice Solution 18 mHealth

mHealth • EHR • PM • RCM | A Fully Integrated Practice Solution 19 Revenue Model ▪ Pricing is among the most competitive in the industry ▪ A ligns MTBC with financial goals of customer ▪ Offering includes an integrated mHealth, EHR , practice management solution and dozens of other business services and applications for one all - inclusive fee ▪ One year customer contracts , auto - renew unless 90 day notice of cancellation ▪ All system updates and upgrades are conducted seamlessly through a cloud - based network without additional charges to customer ▪ Optional services include transcription, coding, consulting, integration with third - party EHR platforms Standard offered fee for complete, integrated solution is 5% of a practice’s revenues, plus a nominal setup fee

mHealth • EHR • PM • RCM | A Fully Integrated Practice Solution 20 Nine Month Case Study ▪ MTBC acquired Metro Medical, with annual revenue of $3 million, on June 30, 2013 for $1.5 million ▪ Reduced directly identifiable expenses from 111% of revenue prior to acquisition to 55% of revenue ▪ Monthly operating expenses reduced by 52% within nine months ▪ US employees reduced from 54 to 7 within one year ▪ Retained 89% of revenue and migrated 81% of customers to MTBC’s software solution in nine months ▪ Cumulative positive cash flow achieved in December 2013 20 0% 25% 50% 75% 100% 125% Q1 2013 Prior to Acquisition Q2 2013 Prior to Acquisition Q3 2013 Q4 2013 Q1 2014 % of Revenue Metro Medical's Cost Reductions Directly Identifiable Expenses as a % of Revenue - 10 20 30 40 50 60 2013 Q1 2013 Q2 2013 Q3 2013 Q4 2014 Q1 2014 Q2 Prior to Acquisition Metro Employees (US)

mHealth • EHR • PM • RCM | A Fully Integrated Practice Solution 21 NOTES: 1) 2009 and 2013 revenue and Adjusted EBITDA show MTBC prior to the 3 acquisitions at the time of the IPO 2) 2014 revenue includes 3 acquired businesses from July 28 – Sept 30, 2014 3) Pro Forma revenue and Adjusted EBITDA include 3 acquired businesses for the four quarters ended Q2 2014 4) 2014 Guidance. Adjusted EBITDA is not available at this time 5) Pro Forma Adjusted EBITDA reflects acquired companies running independently, with no savings from technology or offshore team Historical and Pro Forma Financials 2013 MTBC Standalone Pro Forma Target Margin Adjusted EBITDA Margin 11% 9% 30% Adjusted EBITDA Revenue (all $ in millions) $6.5 $10.5 $18.3 $30.0 $0 $10 $20 $30 2009 (1) 2013 (1) Prelim 2014 (2) Pro Forma (3) $1.0 $1.1 N/A $2.2 ($1.5) ($1.0) ($0.5) - $0.5 $1.0 $1.5 $2.0 $2.5 2009 (1) 2013 (1) 2014 Guidance (4) Pro Forma (3)(5)

mHealth • EHR • PM • RCM | A Fully Integrated Practice Solution 22 Financial Outlook 2014 Guidance Revenue $18.0 - 18.5 million Adjusted EBITDA ($1.0) - ($1.5) million Adjusted Net Income per Share ($0.15) - ($0.20) On track to reach 30 % Adjusted EBITDA margins from the existing business during the second half of 2015 2015 Preliminary Guidance Revenue At least $30 million

mHealth • EHR • PM • RCM | A Fully Integrated Practice Solution 23 Healthcare information technology company Scalable, cost - efficient cloud - based business model Predictable recurring revenue with “sticky” customer base Highly experienced management team Solid financial performance Large, highly fragmented market Investment Highlights Practice Management Solution Electronic Health Records Revenue Cycle Management mHealth Solutions